Other Non-Current Assets (Tables)	12 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Other Non-Current Assets

	SA Rand
Figures in million	2020	2019

Debt instruments	311	274
Loans to associates (a)	116	116
Loan to ARM BBEE Trust (b)	306	271
Other loans	5	3
Loss allowance (a)	(116)	(116)

Equity instruments	77	59
Rand Mutual Assurance (c)	69	52
Other investments	8	7

Total other non-current assets	388	333

The movement in the loss allowance for debt instruments during the year is as follows:

	SA Rand
Figures in million	2020	2019

Balance at beginning of year	116	119
Impact of adoption of IFRS 9 (b)	—	(3)

Balance at end of year	116	116

(a)
A loan of R116 million (2019: R116 million) owed by Pamodzi Gold Limited (Pamodzi) who were placed into liquidation during 2009 was provided for in full. Harmony is a concurrent creditor in the Pamodzi Orkney liquidation.

17	OTHER NON-CURRENT ASSETS continued

(b)
During 2016, Harmony advanced R200 million to the ARM BBEE Trust, a shareholder of African Rainbow Minerals Limited (ARM). The trust is controlled and consolidated by ARM, who holds 12.38% of Harmony's shares at 30 June 2020. Harmony is a trustee of the ARM BBEE Trust. The loan is subordinated and unsecured. The interest is market related (3 months JIBAR plus 4.25%) and is receivable on the maturity of the loan on 31 December 2022.

On adoption of IFRS 9 in 2019, it was assessed that the contractual cash flows fail the solely payments of principal and interest (SPPI) characteristics and that the loan will therefore be carried at fair value through profit or loss and the previously recognised provision was derecognised.The group determined that the contractual terms include exposure to risk and volatility that is inconsistent with a basic lending arrangement. In making this assessment the group considered contingent events that would change the amount and timing of cash flows and potential limits on the group's claim to cash flows from specified assets (e.g. non-recourse asset arrangements).

At 30 June 2020 the loan has been remeasured to its fair value of R306 million (2019: R271 million) using a discounted cash flow model. The fair value adjustment is recorded in gains on financial instruments - refer to note 8.

(c)
On adoption of IFRS 9 on 1 July 2018, an irrevocable election was made to classify the equity instruments previously classified as available-for-sale as at FVOCI. The new standard impacted the measurement of the group's unquoted equity investments as IFRS 9 eliminated the exemption provided under IAS 39 where unquoted equity investments were measured at cost when fair value could not be reliably measured. This change resulted in revaluing the unlisted investment in Rand Mutual Assurance, which had a cost of Rnil to fair value of R82 million in 2019. The difference between the carrying amounts of financial instruments before the adoption of IFRS 9 and the new carrying amount calculated in accordance with the standard at 1 July 2018 was recognised directly in the opening balance of equity. Refer to the statements of changes in equity.

The movement in the investment in Rand Mutual Assurance is as follows:

	SA Rand
Figures in million	2020	2019

Balance at beginning of year	52	—
Fair value on adoption of IFRS 9	—	82
Capital dividend received	(7)	(30)
Fair value gain	24	—

Balance at end of year	69	52

On 6 December 2019, RMA declared a dividend that relates to the first tranche of the contingent consideration for the sale of shares in one of its subsidiaries.The dividend is seen as a recovery of capital as it reduced Harmony's effective share in the investment. The dividend relating to the second tranche of the contingent consideration is expected to be received during the 2021 financial year. The fair value gains are a result of the favourable financial position of the total investment. Please refer to note 37 on the fair value valuation technique.